UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2021

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 Ballardvale Street

Wilmington, Massachusetts 01887

(Address of Principal Executive Offices) (Zip Code)

781-222-6000

(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 per share	CRL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On March 29, 2021, Charles River Laboratories International, Inc. (“Charles River” or the “Company”) completed its acquisition of Cognate BioServices, Inc. (“Cognate”), which is now a wholly owned subsidiary of Charles River.

Under the terms of the Agreement and Plan of Merger, dated February 17, 2021, among Charles River, Memphis Merger Sub, Inc., a wholly owned subsidiary of Charles River (“Merger Sub”), Cognate, and Mercury Fund 2 Holdco LLC, in its capacity as Shareholder’s Representative, Merger Sub merged with and into Cognate for approximately $875 million in cash, subject to certain customary adjustments.

ITEM 7.01 Regulation FD Disclosure.

On March 29, 2021, Charles River issued a press release announcing the completion of the acquisition. A copy of the press release is attached hereto as Exhibit 99.1. The information being furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by reference in such filing.

ITEM 8.01 Other Events.

Contract development and manufacturing services create a risk of liability.

The acquisition of Cognate will expand Charles River’s business into the contract development and manufacturing organization (“CDMO”) market, which entails additional risks of liability, including potential product liability claims, errors and omissions claims in connection with Charles River’s services and potential liability under indemnification agreements between Charles River and its officers and directors.

Set forth below are additional risks and uncertainties resulting from the acquisition of Cognate described in Item 2.01 that could cause Charles River’s actual results to differ materially from expected and historical results. The risks and uncertainties described below and in other documents that Charles River files with the SEC, as well as additional risks and uncertainties either not presently known or that are currently believed to not be material to the business, may cause Charles River’s actual results to differ materially from expected and historical results. It is not possible to predict or identify all such factors. The risks discussed below also include forward-looking statements, and Charles River’s actual results may differ substantially from those discussed in those forward-looking statements. See “Cautionary statement regarding forward-looking statements” in this Current Report on Form 8-K.

Charles River customers’ failure to receive or maintain regulatory approval for their product candidates could negatively impact Charles River’s revenue and profitability.

Charles River will have significant business which will materially depend upon the regulatory approval of the products it will manufacture for its CDMO customers. As such, if these customers experience a delay in, or failure to receive, approval for any of their product candidates or fail to maintain regulatory approval of their products that Charles River develops or manufactures, Charles River’s revenue and profitability could be materially adversely affected. Additionally, if the Food and Drug Administration or a comparable foreign regulatory authority does not approve of Charles River’s facilities for the manufacture of a customer product, observes significant deficiencies or violations at its facilities or withdraws such approval in the future, Charles River’s customers may choose to identify alternative manufacturing facilities and/or relationships, which could significantly impact Charles River’s CDMO capacity and capabilities and results of operations therefrom.

Charles River’s CDMO business, financial condition and results of operations may be adversely affected if the products Charles River manufactures for its customers do not gain market acceptance.

If the products Charles River manufactures for its customers do not gain market acceptance or production volumes of key products that Charles River manufactures for its customers decline, financial condition and results of operations may be adversely affected. For Charles River’s CDMO business, Charles River will depend on, and have no control over, market acceptance for the products that Charles River will manufacture for its customers. Consumer demand for these products could be adversely affected by, among other things, delays in securing regulatory approvals, the emergence of competing or alternative products, including generic drugs, the emergence of new safety data for such products, the loss of patent and other intellectual property rights protection, reductions in private and government payment product subsidies or changing product marketing strategies.

Charles River will have various competitors in the CDMO market which could result in a decrease in the fees paid for Charles River’s services and may adversely affect its results of operations and financial condition.

Charles River’s competition in the CDMO market will include full-service contract manufacturers and large pharmaceutical companies offering third-party manufacturing services to fill their excess capacity. Also, large pharmaceutical companies have been seeking to divest portions of their manufacturing capacity, and any such divested businesses may compete with Charles River in the future. Furthermore, many of Charles River’s CDMO competitors may have substantially greater financial, marketing, technical or other resources than Charles River does. Moreover, additional competition may emerge, particularly in lower-cost jurisdictions such as India and China, which could, among other things, result in a decrease in the fees paid for Charles River’s services, which may adversely affect Charles River’s results of operations and financial condition.

Manufacturing services are highly complex and failure to provide quality and timely services to Charles River’s new customers, could adversely impact its business.

The development and manufacturing services Charles River will be offering will be highly complex, due in part to strict regulatory requirements. A failure of its quality control systems in its facilities could cause problems in connection with facility operations for a variety of reasons, including equipment malfunction, viral contamination, failure to follow specific manufacturing instructions, protocols and standard operating procedures, problems with raw materials or environmental factors. Such issues could affect production of a single manufacturing run or manufacturing campaigns, requiring the destruction of products, or could halt manufacturing operations altogether. In addition, any failure to meet required quality standards may result in Charles River’s failure to timely deliver products to its customers which, in turn, could damage Charles River’s reputation for quality and service. Any such incident could, among other things, lead to increased costs, lost revenue, reimbursement to customers for lost drug substances, damage to and possibly termination of customer relationships, time and expense spent investigating and remediating the cause and, depending on the cause, similar losses with respect to other manufacturing runs. In addition, such issues could subject Charles River to litigation, the cost of which could be significant.

CDMO operations are dependent upon the supply of necessary raw materials and supplies from third parties, and any inability to obtain such raw materials or supplies could adversely impact Charles River’s business, results of operations and financial condition.

Charles River’s CDMO operations will require various raw materials supplied primarily by third parties. Charles River or its customers will specify the raw materials and other items required to manufacture their product and, in some cases, the customers will specify the suppliers from whom Charles River must purchase these raw materials. In certain instances, the raw materials and other items may only be supplied by a limited number of suppliers or in limited quantities. If third-party suppliers do not supply raw materials or other items on a timely basis, it may cause a manufacturing run to be delayed or canceled which could materially adversely affect Charles River’s results of operations and financial condition.

Furthermore, third-party suppliers may fail to provide Charles River with raw materials and other items that meet the qualifications and specifications required by Charles River or its customers. If third-party suppliers are not able to provide Charles River with raw materials that meet its or its customers’ specifications on a timely basis, Charles River may be unable to manufacture its product or it could prevent Charles River from delivering products to its customers within required time frames. Any such delay in delivering its products may create liability for Charles River to its customers for breach of contract or cause Charles River to experience order cancellations and loss of customers. In the event that Charles River manufactures products with components or raw materials that do not meet its qualifications and specifications or those of its customers or governmental or regulatory authorities, Charles River may become subject to product liability claims caused by defective raw materials or components from a third-party supplier or from a customer.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “will,” “would,” “may,” “estimate,” “plan,” “outlook,” and “project,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are based on Charles River’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Charles River’s Annual Report on Form 10-K as filed on February 17, 2021, as well as other filings we make with the Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Charles River, and Charles River assumes no obligation and expressly disclaims any duty to update information contained in this news release except as required by law.

ITEM 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The historical financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than June 11, 2021.

(b) Pro Forma Combined Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than June 11, 2021.

Exhibit Number Title

99.1	Press release, dated March 29, 2021.

101	Interactive Data Files pursuant to Rule 406 of Regulation S-T formatted in Inline eXtensible Business Reporting Language (“Inline XBRL”)

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 29, 2021	CHARLES RIVER LABORATORIES INTERNATIONAL, INC. (Registrant)
	By:	/s/ Bobbie L. King Jr.
Name: Bobbie L. King Jr.
Title: Assistant Secretary

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